                                                                   EXHIBIT 10.26


               PARTNERSHIP INTEREST AND SHARE PURCHASE AGREEMENT


          THIS PARTNERSHIP INTEREST AND SHARE PURCHASE AGREEMENT (this "Agreement") is entered into as of June 20, 1997 by and among Trikon Technologies, Inc., a California corporation (the "Company"), SBIC Partners, L.P., a Texas limited partnership, Norwest Equity Partners, V, a Minnesota Limited Liability Partnership, and R&M Partners/CVD, G.P., a California general partnership (collectively, the "Sellers").


                                R E C I T A L S:
                                - - - - - - - -

     A. CVD, Inc., a California corporation, as general partner (the "General Partner"), and the Company and each of the Sellers, as limited partners, constitute all of the partners of PMT CVD Partners, L.P., a California limited partnership (the "Partnership").

     B. In connection with the formation of the Partnership, the Partnership entered into an R&D Agreement with the Company (the "R&D Agreement") pursuant to which the Partnership engaged the Company to use commercially reasonable best efforts to develop and refine CVD technology for commercial use in connection with the production of integrated circuits (the "Project"). The Company desires to terminate the Project and, in connection therewith, has proposed to acquire all interests in the Partnership and the General Partner from the Sellers, on the terms and subject to the conditions set forth below.

     C. The Sellers have agreed to such proposal of the Company to acquire all interests of the Sellers in the Partnership and the General Partner.

     D. The parties hereto wish to implement such purchase and sale pursuant to the terms and conditions set forth in this Agreement.


                               A G R E E M E N T:
                               - - - - - - - - -

     NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1
                       PURCHASE AND SALE OF THE INTERESTS

     1.1  Purchase and Sale of the Interests.  Upon the terms and subject to the
          ----------------------------------
conditions contained herein and in reliance on the representations and warranties set forth below, at the Closing (as defined below), the Company agrees to purchase from each Seller and each Seller agrees to sell to the Company, the following limited partnership interests in the Partnership and shares of common stock of the General Partner (collectively, the "Interests") held thereby:

                                  Limited         Shares of
                                Partnership    General Partner
Seller                           Interests      Common Stock
------                          ------------   ---------------
SBIC Partners, L.P.                37.44%            378
Norwest Equity Partners, V         37.44%            378
R&M Partners/CVD, G.P.              4.64%             47

     1.2  Purchase Price.  The aggregate purchase price to be paid by the
          --------------
Company to the Sellers for the Interests shall be 679,680 shares (the "Shares") of newly-issued common stock, no par value, of the Company ("Common Stock"), to be issued to the Sellers in the following respective amounts set forth opposite the Sellers' names:

                                Number of
Seller                           Shares
------                          ---------

SBIC Partners, L.P.               320,000
Norwest Equity Partners, V        320,000
R&M Partners/CVD, G.P.             39,680

     1.3  Closing.  Following satisfaction of the conditions set forth in
          -------
Article 4, the closing of the sale of the Interests (the "Closing") shall occur at the offices of the Company at 10:00 a.m. Pacific Standard Time on the fifth business day following the date of this Agreement or at such other place or on such other date as the parties hereto may designate (the "Closing Date"). At the Closing, each Seller shall deliver all certificate(s) and other instrument(s), if any, representing the Interests held by such Seller (duly endorsed in blank) in exchange for the delivery by the Company to such Seller of a certificate or certificates registered to such Seller, representing the number of shares of Common Stock set forth opposite such Seller's name in Section 1.2 hereof.


                                    ARTICLE 2
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents, warrants and covenants to each Seller that, except as set forth in Schedule 2 attached hereto:

     2.1  Organization.  The Company is a corporation duly organized, validly
          ------------
existing and in good standing under the laws of the State of California.

     2.2  Authorization and Enforceability.  This Agreement has been duly
          --------------------------------
executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally or by general equitable principles.

     2.3  Shares Validly Issued.  On issuance pursuant to the terms hereof, the
          ---------------------
Shares will be duly authorized and validly issued, fully paid and nonassessable, free of any preemptive or other similar rights to subscribe for or to purchase any shares of capital stock of the Company.

     2.4  Company SEC Filings.  The Company has furnished, or made available
          -------------------
through the EDGAR internet web site of the Securities and Exchange Commission (the "Commission"), to the Sellers true and complete copies of its Annual Report on Form 10-K for the fiscal year ended December 31, 1996 and its quarterly report on Form 10-Q for the quarter ended March 31, 1997, in each case as filed with the Commission (such documents are hereinafter collectively referred to as the "SEC Filings"). As of their respective filing dates, the SEC Filings complied in all material respects with the applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and none of the SEC Filings contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

     2.5  Full Disclosure.  The Company has not knowingly withheld from the
          ---------------
Sellers any material facts relating to the assets, business, operations, financial condition or prospects of the Company. No representation or warranty in this Agreement or in any written certificate, schedule, statement or other document prepared by or on behalf of the Company and furnished by the Company to any Seller pursuant hereto and none of the SEC Filings as of the date furnished to the Seller or filed under the Exchange Act, as the case may be, contained any untrue statement of a material fact or omitted to state any material fact required to be stated herein or therein necessary to make the statements herein or therein not misleading.

                                   ARTICLE 3
                 REPRESENTATIONS AND WARRANTIES OF EACH SELLER

     Each Seller, severally and not jointly, represents and warrants to the Company on its own behalf as follows:

     3.1  Investment Intent.  Such Seller is acquiring its portion of the Shares
          -----------------
for investment purposes only, for its own account, and not as nominee or agent for any other person, firm or corporation and not for resale in connection with any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

     3.2  Unregistered Securities.  Such Seller understands that the Shares have
          -----------------------
not been registered under the Securities Act, and that, accordingly, such securities will not be transferable except pursuant to an exemption from the registration and prospectus delivery requirement of the Securities Act or upon satisfaction of such requirement. Such Seller further acknowledges and agrees that the certificates evidencing such Shares and each certificate issued in exchange thereof shall bear substantially the following legend:

          "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"),
          OR APPLICABLE BLUE SKY LAWS, AND ARE SUBJECT TO CERTAIN INVESTMENT REPRESENTATIONS. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT, AND SUCH APPLICABLE BLUE SKY LAWS, OR AN EXEMPTION THEREFROM."

     3.3  Sophistication and Knowledge.  Such Seller represents to the Company
          ----------------------------
that it is an "accredited investor" (as such term is defined in Rule 501 of Regulation D under the Securities Act) and that, by reason of its business and financial experience, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of an investment in the Shares and is able to bear the economic risk of such investment. Such Seller acknowledges that it has been given the reasonable opportunity to ask questions and receive answers from the Company concerning the terms and conditions of the transactions contemplated hereby and the accuracy of the information contained in any document provided to such Seller by the Company.

     3.4  Authorization and Enforceability.  This Agreement has been duly
          --------------------------------
executed and delivered by such Seller and constitutes a legal, valid and binding obligation thereof, enforceable against it in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally or by general equitable principles.

     3.5  Brokers.  Such Seller has not paid or become obligated to pay, nor has
          -------
such Seller obligated the Company to pay, any fee or commission to any broker, finder, investment banker or other intermediary in connection with the transactions contemplated by this Agreement.

     3.6  Title to Interests.  Such Seller has good and marketable title to the
          ------------------
Interests set forth opposite such Seller's name in Section 1.1 hereof and has no other interest of any nature whatsoever in either the Partnership or the General Partner. Except with respect to (i) the Share Subscription and Shareholders Agreement dated as of March 29, 1996 among the General Partner and the persons listed on the signature page thereto (the "Subscription Agreement"), (ii) the Agreement of Limited Partnership of PMT CVD Partners, L.P. dated as of March 29, 1996 by and among the General Partner and the parties executing the signature page thereto (the "Partnership Agreement"), and (iii) the Option Agreement dated as of March 29, 1996 by and among the Company, the Partnership and the parties executing the signature page thereto (the "Option Agreement"), all of the Interests held by such Seller are, and on the Closing Date will be, free and clear of all liens, claims, security interests, pledges, encumbrances, rights of first refusal, options or other preemptive rights of any kind (collectively, "Encumbrances"). Each of the parties hereto hereby waives any and all provisions of the Subscription Agreement, the Partnership Agreement, the Option Agreement and any other applicable document or instrument to the extent requisite to consent to and permit the transactions contemplated by this Agreement. On the Closing, upon delivery of and payment for the Interests held by such Seller under this Agreement, the Company will acquire good and marketable title to such Interests, free and clear of any and all Encumbrances, and the Sellers will no longer be subject to the restrictions or obligations contained in the Subscription Agreement, the Partnership Agreement, and the Option Agreement.


                                   ARTICLE 4
                              CONDITIONS PRECEDENT

     4.1  Conditions to Each Party's Obligations.  The respective obligations of
          --------------------------------------
each party to effect the transactions contemplated by this Agreement shall be subject to the conditions that no federal or state governmental authority or other agency or commission or federal or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, injunction or other order (whether temporary, preliminary, or permanent) which is in effect and has the effect of prohibiting consummation of the transactions contemplated by this Agreement.

     4.2  Conditions to the Obligations of the Company.  The obligation of the
          --------------------------------------------
Company to effect the transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to the Closing Date of the additional condition that the representations and warranties of the Sellers contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date as if made at and as of such date, except to the extent that any such representation or warranty is made as of a specified date in which case such representation or warranty shall have been true and correct in all material respects as of such date.

     4.3  Conditions to the Obligations of the Sellers.  The obligations of the
          --------------------------------------------
Sellers to effect the transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to the Closing Date of the additional condition that the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date as if made at and as of such date, except to the extent that any such representation or warranty is made as of a specified date in which case such representation or warranty shall have been true and correct in all material respects as of such date.

                                   ARTICLE 5
                              REGISTRATION RIGHTS

     5.1  Required Registration.
          ---------------------

          (a) The Company shall, promptly after the Closing Date, prepare and file a registration statement under the Securities Act covering all of the Shares to be issued hereunder at the Closing and use its best efforts to cause such registration statement to become effective as soon as possible thereafter. Such registration statement is herein referred to as the "First Registration." Additionally, if at any time thereafter the Company shall receive a written request from a holder or holders of at least 45% of the Shares not previously registered under the Securities Act and sold (the "Registrable Shares"), the Company shall prepare and file one further registration (the "Second Registration") under the Securities Act covering the Registered Shares; provided, however, that (i) the Company will not be obligated to effect more
--------
than two registrations (other than incidental registrations pursuant to Section
5.2 hereof, registrations on Form S-3 pursuant to Section 5.1(c), and not including registration statements that are withdrawn) under this Section 5.1, and (ii) the Company shall not be obligated, in respect of the Second Registration, to file such registration statement if the anticipated aggregate offering price, based upon the public offering price per share proposed by the underwriters, net of underwriting discounts and commissions, would be less than $1,500,000. In addition, upon the receipt of such request for the Second Registration, the Company shall promptly give written notice to all other record holders of the Registrable Shares that such registration is to be effected. The Company shall include in the Second Registration such Registrable Shares for which it has received written requests to register by such other record holders within thirty (30) days after the Company's written notice to such other record holders. The Company shall be obligated to prepare, file and cause to become effective only two (2) registration statements pursuant to this Section 5.1(a), consisting of the First Registration and the Second Registration; provided, that
                                                                  --------
the Company shall not be required to cause the Second Registration to be effective earlier than the date which is six (6) months from the date of effectiveness of the First Registration.

          (b) In the event that the holder or holders of a majority of the Registrable Shares, for which registration is required pursuant to this Section 5.1, determine for any reason not to proceed with a registration at any time before the registration statement has been declared effective by the Commission, and such holders request the Company to withdraw such registration statement with respect to the Registrable Shares covered thereby, and the holders of such Registrable Shares agree to bear their own expenses incurred in connection therewith and to reimburse the Company for the expenses incurred by it attributable to the registration of such Registrable Shares, then the holders of such Registrable Shares shall not be deemed to have exercised a demand right pursuant to Section 5.1(a).

          (c) In addition to the foregoing, after the date which is six months after the Closing Date but no later than the date which is two years after the Closing Date, the holder or holders of at least 45% of the Registrable Shares may require the Company to file any number of registration statements on Form S-3 (or any successor form subsequently promulgated by the Commission as a replacement for Form S-3) if such form is then available for use by the Company; provided, that the Company shall not be obligated to register securities under
--------
this Section 5.1(c) more frequently than twice during any period of twelve (12) calendar months and the total amount of securities registered in each such registration shall not be less than $500,000.

          (d) The Company and any other holder of securities of the Company may include securities in any registration pursuant to this Section 5.1; provided,
                                                                     --------
that such additional securities may be excluded, in whole or in part, if in the good faith judgement of any managing underwriter of such public offering (if the offering is underwritten), the inclusion of such securities would interfere with the successful marketing of the Registrable Shares.

          (e) If the First Registration does not become effective on or prior to September 1, 1997 (the "Default Date"), the Company agrees to pay directly to the holders of the Shares, which payments shall be allocated pro rata among such holders, a one time payment of $75,000, payable within fifteen (15) days of the Default Date, and an amount equal to $2,500 per day for each day after the Default Date that the First Registration is not effective, with such amount payable within fifteen (15) days after the close of any calendar month during which such amount accrues. The parties agree that the sole damages payable for a violation of the terms of this Agreement with respect to the effectiveness of such First Registration shall be the liquidated damages set forth in this
Section 5.1(e). Nothing shall preclude a holder of Shares, however, from pursuing or obtaining specific performance or other equitable relief with respect to any violation of this Agreement. The parties hereto agree that the liquidated damages provided for in this Section 5.1(e) constitute a reasonable estimate of the damages that may be incurred by holders of Shares by reason of the failure of the First Registration to be declared effective no later than the Default Date.

     5.2  Incidental Registration.
          -----------------------

          (a) Each time the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale for money of any of its securities by it or any of its security holders (other than a Registration Statement on Form S-4, S-8 or other limited purpose form, or any successor forms thereto subsequently promulgated by the Commission as replacements for such forms), the Company will give written notice of its determination to all record holders of Registrable Shares. Upon the written request of a record holder of any Registrable Shares given within thirty (30) days after receipt of any such notice, the Company will, except as herein provided, cause all such Registrable Shares, the record holders of which have so requested registration thereof, to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by the holder or holders of the Registrable Shares to be so registered; provided, however, that (i) nothing herein shall
                            --------  -------
prevent the Company from, at any time, abandoning or delaying any such registration initiated by it, and (ii) if the Company determines not to proceed with a registration after the registration statement has been filed with the Commission and the Company's decision not to proceed is primarily based upon the anticipated public offering price of the securities to be sold by the Company, the Company shall promptly complete the registration for the benefit of those selling security holders who wish to proceed with a public offering of their securities; provided, further, that in such event, such registration shall be
            --------  -------
deemed a registration under Section 5.1(a) hereof, and provided further, that the Company shall be required to proceed with such registration only if such registration meets the criteria established for a registration upon demand as set forth in Section 5.1(a) hereof.

          (b) If any registration pursuant to Section 5.2(a) shall be underwritten, in whole or in part, the Company may require that the Registrable Shares requested for inclusion thereunder be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. However, if in the good faith judgement of the managing underwriter of such public offering the inclusion of all of the Registrable Shares originally covered by a request for registration would reduce the number of securities to be offered by the Company (or if the registration is the demand registration of a selling shareholder, by such selling shareholder) or interfere with the successful marketing of the securities offered by the Company (or if the registration is the demand registration of a selling shareholder, by such selling shareholder), the number of shares of Registrable Shares to be included in the underwritten public offering may be reduced pro rata among the holders thereof (but if the registration is the demand registration of a selling shareholder, such demanding selling shareholder shall not be subject to such pro rata reduction) requesting such registration (based on the respective numbers of shares for which registration was requested).

     5.3  Registration Procedures.  In connection with any registration
          -----------------------
statement filed pursuant to Article 5 hereof (the "Registration Statement"), the Company will:

          (a) prepare and file with the Commission the Registration Statement and use its best efforts to cause such Registration Statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed six (6) months;

          (b) prepare and file with the Commission such amendments to such Registration Statement and supplements to the prospectus contained therein as may be necessary to keep such Registration Statement effective for such period referred to above;

          (c) furnish to the holders of Registrable Shares participating in such registration and to any underwriters of the securities being registered, such reasonable number of copies of the Registration Statement, preliminary prospectus, final prospectus and such other documents as such security holders and underwriters may reasonably request in order to facilitate the public offering of such securities;

          (d) use its best efforts to register or qualify the Registrable Shares covered by such Registration Statement under such state securities or blue sky laws of such jurisdictions as such participating holders may reasonably request prior to the original filing of such Registration Statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

          (e) notify the holders of Registrable Shares participating in such registration, promptly after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any prospectus forming a part of such Registration Statement has been filed;

          (f) notify such holders promptly of any request by the Commission for the amending or supplementing of such Registration Statement or prospectus or for additional information;

          (g) prepare and file with the Commission, promptly upon the request of any such holders, any amendment or supplement to such Registration Statement or prospectus which, in the opinion of counsel for such holders (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Registrable Shares by such holder;

          (h) prepare and promptly file with the Commission and promptly notify such holders of the filing of such amendment or supplement to such Registration

Statement or prospectus as may be necessary to correct any statement or omission if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

          (i) advise such holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

          (j) not file any amendment or supplement to such Registration Statement or prospectus to which a majority in interest of such holders shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof (in substantially final form) at least two (2) business days prior to the filing thereof, unless in the opinion of counsel for the Company, the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law and such filing will not violate applicable law; and

          (k) at the request of any such holder, furnish on the effective date of the Registration Statement and, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement: (i) opinions, dated such respective dates, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the holder or holders making such request, covering such matters as such underwriters and holder or holders may reasonably request, in which opinion such counsel shall state (without limiting the generality of the foregoing) that (a) such Registration Statement has become effective under the Securities Act; (b) to the best of such counsel's knowledge, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act; (c) the Registration Statement and each amendment or supplement thereto comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements and statistical data contained therein); (d) to the best of the knowledge of such counsel, the description in the Registration Statement or any amendment or supplement thereto of legal and governmental proceedings and contracts are summarized accurately in all material respects; and (e) such counsel does not know of any material legal or governmental proceedings, pending or threatened, required to be described in the Registration Statement or any amendment or supplement thereto which are not described as required, nor of any contracts, documents or instruments of the character required to be described in the Registration Statement or amendment or supplement thereto or to be filed as Exhibits to the Registration Statement, which are not described or filed as required, and, which opinion shall include the statement that, without guaranteeing the accuracy and completeness of the statements contained in the Registration Statements or any amendment or supplement thereto, and based upon such records, certificates and other documents specifically cited in such opinion, including certificates and representations by Company officers, no facts have come to such counsel's attention which cause it to believe that the Registration Statement or any amendment nor supplement thereto contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no opinion as to financial statements and statistical data contained therein); and (ii) letters, dated such respective dates, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the holder or holders making such request, covering such matters as such underwriters and holder or holders may reasonably request, in which letters such accountants shall state (without limiting the generality of the foregoing) that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants the financial statements and schedules of the Company included in the Registration Statement or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act.

     5.4  Expenses.  The Company shall bear the following fees, costs and
          --------
expenses in connection with any registration pursuant to this Agreement: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, the fees and disbursements of one counsel for the selling security holders, all internal Company expenses, the premiums and other costs of policies of insurance against liability arising out of a public offering, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Underwriting discounts and commissions and transfer taxes for selling security holders and any other expenses incurred by the selling security holders not expressly included above shall be borne by the selling security holders.

     5.5  Registration Rights of Transferees.  The registration rights granted
          ----------------------------------
to the holders of Registrable Shares pursuant to this Agreement shall also be for the benefit of, and enforceable by, any subsequent holder of such securities (excluding any subsequent holder who acquires such securities in a public sale, such that such securities are no longer deemed "restricted securities" within the meaning of Rule 144 under the Securities Act), whether or not any express assignment of such rights to any such subsequent holder is made.

     5.6  Exception to Registration Obligations.  The Company shall not be
          -------------------------------------
obligated to honor a demand to register any Registrable Shares under this Agreement which are otherwise eligible for immediate sale by the holder thereof under paragraph (k) of Rule 144.


                                    ARTICLE 6
                        INDEMNIFICATION AND CONTRIBUTION

     6.1  Indemnification and Contribution.  In connection with any Registration
          --------------------------------
Statement:

          (a) The Company will indemnify and hold harmless each holder of Registrable Shares that are included in the Registration Statement and any underwriter (as defined in the Securities Act) for such holder and each person, if any, who controls such holder or such underwriter within the meaning of the Securities Act, from and against any and all loss, damage, liability, cost and expense to which such holder or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any
                --------
such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such holder, such underwriter or such controlling person for use in the preparation thereof.

          (b) Each holder of Registrable Shares that are included in the Registration Statement, severally, will indemnify and hold harmless the Company and any underwriter (as defined in the Securities Act) for such holder and each person, if any, who controls the Company or such underwriter within the meaning of the Securities Act, from and against any and all loss, damage, liability, cost and expense to which the Company or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplemental thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by such holder specifically for use in the preparation thereof and only to the extent of proceeds from the sale of Registrable Shares.

          (c) Promptly after receipt by an indemnified party pursuant to the provisions of Section 6.1(a) or (b) of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of such Section, promptly notify the indemnifying party of the commencement thereof, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder, except to the extent such failure shall have materially prejudiced the indemnifying party. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any action include both the
--------
indemnified party and the indemnifying party and there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of Section 6.1(a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the proviso of the preceding sentence,
(ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.


                                   ARTICLE 7
                                 MISCELLANEOUS

     7.1  Mutual Release.  In consideration of the purchase and sale of the
          --------------
Interests hereunder, each Seller, on behalf of such Seller and all of its owners, partners, officers, directors, employees, shareholders, affiliates, related entities, assigns and successors, and each and every agent, insurer and attorney of any of the foregoing, and all persons acting by, through, under or in concert with any of them (collectively, the "Seller

Parties"), hereby irrevocably, finally and unconditionally releases, relieves, acquits and forever discharges each of the Company and the Company's subsidiaries (direct and indirect), officers, directors, employees, shareholders, affiliates, related entities, assigns and successors, and each and every agent, insurer, and attorney of any of the foregoing, and all persons acting by, through, under or in concert with any of them (collectively, the "Company Parties"), and each of the Company Parties hereby irrevocably, finally and unconditionally releases, relieves, acquits and forever discharges each of the Seller Parties, from and against any and all liabilities, claims, demands, obligations, damages, expenses (including attorneys' fees and costs actually incurred) and causes of action at law or in equity, of any nature, known or unknown, which such Seller Party or Company Party, as applicable, now owns or holds, has at any time heretofore owned or held, or may any time hereafter own or hold, by reason of any agreement, representation, warranty, statement, act, event or omission which existed or occurred, or failed to occur (collectively, "Claims"), prior to the date of this Agreement, arising from or relating in any way whatsoever to (i) the operations of the Partnership or the Company's determination to terminate the Project, including without limitation any breach or default by the Company under the R&D Agreement, or (ii) any Seller's ownership of or investment in its Interests, including, without limitation, any Claims arising from or relating in any way to the original purchase of such Interests or otherwise arising from or relating in any way to the Partnership Agreement, any Subscription Agreement, any Option Agreement, any Common Stock Purchase Warrant (the "Warrant") dated March 29, 1996 issued by the Company to each Seller (all of which Warrants are hereby terminated pursuant to this Release), or any Partnership Subscription Agreement dated March 29, 1996 by and among the Partnership and each Seller.

     7.2  Waiver of Unknown Claims.  Each Seller and the Company expressly
          ------------------------
waives and relinquishes all rights and benefits afforded by Section 1542 of the Civil Code of the State of California ("Section 1542"), and any statute, rule or regulation of any other relevant jurisdiction similar in nature to Section 1542, and do so understanding and acknowledging the significance of such specific waiver of Section 1542 and such other statute, rule or regulation. Section 1542 of the Civil Code of the State of California states as follows:

           "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

     Thus, notwithstanding the provisions of Section 1542 and any statute, rule or regulation of any other relevant jurisdiction similar in nature to
Section 1542, and for the purpose of implementing a full and complete release and discharge of all those released by this Agreement, each of the Sellers and the Company expressly acknowledges that this

Agreement is intended to include in its effect, without limitation, all claims which such party does not know or suspect to exist in its favor at the time of execution hereof, and that this Agreement contemplates the extinguishment of any such claims.

     Each of the parties hereto acknowledge that they have expressly bargained for the foregoing waiver of the provisions of Section 1542 and any statute, rule or regulation of any other relevant jurisdiction similar in nature to Section 1542.

     7.3  Notices.  Unless otherwise provided, any notice required or permitted
          -------
under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or, if sent by telecopier, upon receipt of confirmation of transmission, or three (3) days after the deposit with the United States Post Office, by registered or certified mail, or one (1) day after the deposit with a recognized overnight air courier, in each case postage prepaid and addressed to the party to be notified at the address, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

     7.4  Expenses.  The Company shall pay all costs and expenses that it incurs
          --------
with respect to the negotiation, execution, delivery and performance of the Agreement and any related agreements. The Company shall, at the Closing, reimburse the reasonable fees and expenses of the Sellers, including, without limitation, the fees and expenses of Cooley Godward LLP (special counsel for the Sellers) incurred in connection with the negotiation, execution, delivery and performance of this Agreement.

     7.5  Survival.  The representations and warranties set forth herein
          --------
shall survive the Closing.

     7.6  Attorneys' Fees.  The prevailing party in any action brought with
          ---------------
respect to this Agreement, or the interpretation hereof, shall be entitled to collect from the other party all reasonable attorneys' fees and expenses incurred by such prevailing party.

     7.7  Waiver and Amendment.  No amendment, modification, termination or
          --------------------
waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by each party hereto.

     7.8  Parties in Interest.  All of the terms and provisions of this
          -------------------
Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

     7.9  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of California.

     7.10 Entire Agreement.  This Agreement embodies the entire agreement and
          ----------------
understanding of the parties hereto in respect of the subject matter contained herein and supersedes all prior negotiations, agreements and understandings among the parties with respect to such subject matter.

     7.11 Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts with the same effect as if all parties hereto had signed the same document. All counterparts so executed shall be deemed to be an original, shall be construed together and shall constitute one agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.


COMPANY:                      TRIKON TECHNOLOGIES, INC.
                              9255 Deering Avenue
                              Chatsworth, California  91311
                              Fax:  (818) 886-8098



                              By:
                                 -----------------------------
                                 John W. LaValle
                                 Chief Financial Officer



SELLERS:                      SBIC PARTNERS, L.P.
                              201 Main Street, Suite 2302
                              Fort Worth, Texas  76102
                              Fax:  (817) 338-2047

                              By:   Forrest Binkley & Brown L.P.,
                                    General Partner

                                    By:  Forrest Binkley & Brown Venture Co.,
                                         General Partner


                                         By:
                                            -------------------------
                                            Jeffrey J. Brown
                                            Office of the President


                    [Signatures continued on following page]

                   [Signatures continued from previous page]

                              NORWEST EQUITY PARTNERS, V
                              3000 Sand Hill Road
                              Building 3, Suite 105
                              Menlo Park, California  94025
                              Fax:  (415) 854-6652

                              By:   Itasca Partners V, L.L.P.,
                                    General Partner



                                    By:
                                       ---------------------------
                                       Kevin G. Hall
                                       Partner


                              R&M PARTNERS/CVD, G.P.
                              300 South Grand Avenue, Suite 2900
                              Los Angeles, California  90071
                              Fax:  (213) 229-8550



                              By:
                                 ---------------------------
                                 Jeffrey L. DuRocher
                                 Partner